UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported):

August 15, 2019

NEXTGEN HEALTHCARE, INC.

(Exact name of Registrant as Specified in Its Charter)

CALIFORNIA	001-12537	95-2888568
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18111 Von Karman Avenue, Suite 800 Irvine, California		92612
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 255-2600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.01)	NXGN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

On August 15, 2019, NextGen Healthcare, Inc. (the “Company”) held its 2019 Annual Meeting of Shareholders (the “Annual Meeting”).  At the Annual Meeting, the Company’s shareholders elected to the Company’s Board of Directors (the “Board”), effective immediately, the slate of nominees recommended by the Board and set forth in the Company’s proxy statement for the Annual Meeting.

Adoption of Director Compensation Program

On August 15, 2019, the Company’s Board approved the Company’s fiscal year 2020 Director Compensation Program, effective immediately.  This program was approved upon the recommendation of the Company’s Compensation Committee.  A description of the 2020 Director Compensation Program is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Approval of Amendment to 2015 Equity Incentive Plan

As discussed below in Item 5.07, at the Annual Meeting the Company’s shareholders approved an amendment to the Company’s 2015 Equity Incentive Plan (the “2015 Plan”), to, among other items, increase the number of shares of common stock reserved for issuance thereunder by 3,575,000. A summary of the material terms of the 2015 Plan, as amended, are set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on July 3, 2019. The summary is qualified in its entirety by reference to the text of the 2015 Plan, as amended, which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

The form of Restricted Stock Award Grant Notice and Restricted Stock Award Agreement evidencing the grant of restricted stock awards to employees under the 2015 Plan, as amended, is attached hereto as Exhibit 10.3 and incorporated herein by reference.  The form of Restricted Stock Award Grant Notice and Restricted Stock Award Agreement evidencing the grant of restricted stock awards to non-employee directors under the 2015 Plan, as amended, is attached hereto as Exhibit 10.4 and incorporated herein by reference.  The form of Stock Option Grant Notice, Option Agreement, and Notice of Exercise evidencing the grant of options under the 2015 Plan, as amended, is attached hereto as Exhibit 10.5 and incorporated herein by reference.

Item 5.07   Submission of Matters to a Vote of Security Holders.

On August 15, 2019, the Company held the Annual Meeting. As of June 17, 2019, the record date for the Annual Meeting, 65,360,547 shares of common stock were outstanding and entitled to vote at the Annual Meeting.  At the Annual Meeting, 60,799,088 shares of common stock were present in person or represented by proxy.  The Company’s shareholders were asked to consider and vote on the following four proposals:

1)	To elect nine persons to serve as directors of the Company;
2)	To conduct an advisory vote to approve the compensation of the Company’s named executive officers (i.e., “Say-on-Pay”);
3)	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2020; and
4)	To approve an amendment to our 2015 Equity Incentive Plan.

The results of the shareholder votes are set forth below.

Proposal 1 – Election of Directors

The Company’s shareholders elected the following nominees to serve as directors of the Company for one year terms expiring at the Company’s 2020 Annual Meeting of Shareholders: Craig A. Barbarosh, George H. Bristol, John R. “Rusty” Frantz, Julie D. Klapstein, James C. Malone, Jeffrey H. Margolis, Morris Panner, Sheldon Razin and Lance E. Rosenzweig. The tabulation of voting results for the election of directors is indicated below:

Proposal No. 1	For	Withheld
Election of Directors
Craig A. Barbarosh	41,540,344	10,002,211
George H. Bristol	41,557,713	9,984,842
John R. “Rusty” Frantz	51,048,875	493,680
Julie D. Klapstein	51,105,155	437,400
James C. Malone	51,080,667	461,888
Jeffrey H. Margolis	51,054,741	487,814
Morris Panner	40,896,192	10,646,363
Sheldon Razin	51,017,434	525,121
Lance E. Rosenzweig	33,178,399	18,364,156

There were 9,256,533 broker non-votes for Proposal No. 1.

Proposal 2 – Say-on-Pay

The Company’s shareholders approved a resolution approving on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Annual Meeting by the votes indicated below (i.e., “Say-on-Pay”):

Proposal No. 2	For	Against	Abstain	Broker Non-Votes
Advisory vote approving the compensation of the Company’s named executive officers	50,074,902	1,407,702	59,951	9,256,533

Proposal 3 – Appointment of Independent Registered Public Accounting Firm

The Company’s shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending March 31, 2020 by the votes indicated below:

Proposal No. 3	For	Against	Abstain
Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent public accountants for the fiscal year ending March 31, 2020	60,178,331	608,566	12,191

Proposal 4 – Amendment of 2015 Equity Incentive Plan

The Company’s shareholders approved an amendment of the Company’s 2015 Equity Incentive Plan to, among other items, increase the number of shares of common stock reserved for issuance thereunder by 3,575,000, by the votes indicated below:

Proposal No. 4	For	Against	Abstain	Broker Non-Votes
Amendment of 2015 Equity Incentive Plan	35,961,375	15,565,870	15,310	9,256,533

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1 *	Description of 2020 Director Compensation Program
10.2 *	NextGen Healthcare, Inc. 2015 Equity Incentive Plan, as amended.
10.3 *	Form of Employee Restricted Stock Award Grant Notice and Restricted Stock Award Agreement for 2015 Equity Incentive Plan, as amended.
10.4 *	Form of Outside Director Restricted Stock Award Grant Notice and Restricted Stock Award Agreement for 2015 Equity Incentive Plan, as amended.
10.5 *	Form of Stock Option Grant Notice, Option Agreement and Notice of Exercise for 2015 Equity Incentive Plan, as amended.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* This exhibit is a management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2019	NEXTGEN HEALTHCARE, INC.

	By:	/s/ James R. Arnold
James R. Arnold
Chief Financial Officer